SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

(a)           The 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Watts Water Technologies, Inc. (the “Company”) was held on Wednesday, May 17, 2017.

(b)           The results of the voting on the proposals considered at the 2017 Annual Meeting were as follows:

1.             Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company’s 2018 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Ayers	87,389,583	948,542	1,560,203
Christopher L. Conway	87,554,574	783,551	1,560,203
David A. Dunbar	87,609,396	728,729	1,560,203
Jes Munk Hansen	87,577,841	760,284	1,560,203
W. Craig Kissel	87,583,465	754,660	1,560,203
Joseph T. Noonan	88,025,800	312,325	1,560,203
Robert J. Pagano, Jr.	88,027,000	311,125	1,560,203
Merilee Raines	87,699,664	638,461	1,560,203
Joseph W. Reitmeier	87,583,213	754,912	1,560,203

2.             Advisory Vote on Named Executive Officer Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers were as follows:

Number of votes cast for the proposal:	87,495,500
Number of votes cast against the proposal:	752,575
Number of abstentions:	90,050
Number of broker non-votes:	1,560,203

3.             Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The results of the non-binding advisory vote on the frequency of future advisory votes to approve named executive officer compensation were as follows:

One Year:	83,669,731
Two Years:	10,551
Three Years:	4,515,111
Abstain:	142,732
Broker non-votes:	1,560,203

4.             Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

Number of votes cast for the proposal:	89,763,657
Number of votes cast against the proposal:	118,399
Number of abstentions:	16,272
Number of broker non-votes:	0

(d)           As indicated above, at the 2017 Annual Meeting, “One Year” received the highest number of votes cast on Proposal 3.  In accordance with the stockholder voting results, and consistent with the recommendation of the Company’s Board of Directors in the Proxy Statement for the 2017 Annual Meeting, the Company’s Board of Directors has determined that future advisory votes on named executive officer compensation will occur every year until the next required vote on the frequency of stockholder votes on the compensation of executives at the 2023 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel